                                                                  EXHIBIT 10.7.4

                      THIRD AMENDMENT TO GUARANTY OF LEASE

      This Third Amendment to Guaranty of Lease (this "Guaranty Amendment"), dated as of March 10, 2004, is made by and between Brookdale Living Communities, Inc., a Delaware corporation (together with any entity succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, "Guarantor"), Ventas Realty, Limited Partnership, a Delaware limited partnership ("Initial Beneficiary"), and Ventas Kansas City I, LLC, a Delaware limited liability company ("VKC" and, together with Initial Beneficiary, "Second Amendment Beneficiaries").

      Guarantor executed that certain Guaranty of Lease in favor of Initial Beneficiary dated as of January 28, 2004 (the "Original Guaranty"), as amended by that certain First Amendment to Guaranty dated as of February 20, 2004 between Guarantor and Initial Beneficiary (the "First Amendment") and that certain Second Amendment to Guaranty dated as of February 26, 2004 between Guarantor and Initial Beneficiary (together with the Original Guaranty and the First Amendment, the "Guaranty"). Initial Beneficiary and certain of its affiliates (each a "Landlord" and, collectively, "Landlords") are simultaneously herewith acquiring a fee simple interest in the parcels of land described on Exhibit A, attached hereto and made a part hereof, and the improvements located on said land (each a "New Property" and, collectively, the "New Properties") and leasing the New Properties to the entities identified as Tenant on Schedule C, attached hereto and made a part hereof (each a "New Tenant" and, collectively, the "New Tenants"), pursuant to those certain leases identified on Schedule C attached hereto and made a part hereof (each a "New Lease" and, collectively, the "New Leases"). Initially capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Guaranty. Landlords are unwilling to acquire the New Properties or enter into the New Leases unless Guarantor enters into this Guaranty Amendment. Guarantor directly or indirectly owns all the stock, partnership interests or membership interests, as the case may be, of each New Tenant. The acquisition by Landlords of the New Properties and the lease of the New Properties to New Tenants is of direct benefit to Guarantor. This Guaranty Amendment reasonably may be expected to benefit, directly or indirectly, Guarantor.

      NOW, THEREFORE, in consideration of $10 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound, covenants and agrees with Second Amendment Beneficiaries as follows:

            1. Certain Amendments. Exhibit A to the Guaranty is hereby amended to include each of the New Properties identified on Exhibit A attached hereto. Schedule B to the Guaranty is hereby deleted in its entirety and replaced with Schedule B attached hereto. From and after the date hereof, the Guaranty is (a) for the benefit of all of the Landlords identified on Schedule B to the Guaranty, as amended hereby, and Ventas, Inc., a Delaware corporation (only to the extent Ventas, Inc. is liable pursuant to any guaranty made by Ventas, Inc. in connection with a mortgage loan related to any Property assumed by a Landlord in connection with the acquisition of such Property) and (b) applicable to (i) all of the Properties identified on Exhibit A to the Guaranty, as amended hereby, and (ii) all of the Tenants and Leases identified on Schedule B to the Guaranty, as amended hereby.

            2. Full Force and Effect. All other terms, conditions and covenants contained in the Guaranty remain unchanged and in full force and effect. Guarantor confirms and ratifies the terms and provisions of the Guaranty and agrees that the Guaranty remains in full force and effect as of the date hereof, and nothing contained in this Guaranty Amendment shall be construed to impair, limit or reduce the security, rights or powers that Second Amendment Beneficiaries or any other Landlord, or any of their successors, may have under the Guaranty. Guarantor further reaffirms and ratifies its obligations to be bound by and perform all of the terms of the Guaranty and any other agreements to which it and any Landlord is a party.

            3. Governing Law; Jurisdiction. This Guaranty Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, other than its doctrine regarding conflicts of laws. Guarantor irrevocably submits to the personal jurisdiction of any federal or state court sitting in the State of Illinois with respect to any matter arising under this Guaranty Amendment. Guarantor consents to jurisdiction of the courts of the State of Illinois and of the Federal courts sitting in the State of Illinois, and consents to venue in the State of Illinois, and Guarantor waives any right to stay, remove, or otherwise directly or indirectly interfere with such action based on such jurisdiction.

            4. Amendments; Successors. Neither this Guaranty Amendment nor the Guaranty may be modified or amended except by a written agreement duly executed by Guarantor, Landlords and VKC. This Guaranty Amendment shall be binding upon the Guarantor and shall inure to the benefit of Landlords and their successors and assigns as permitted under the Guaranty, including, without limitation, any mortgagee of Landlord's interest in any Property. In the event any one or more of the provisions contained in this Guaranty Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty Amendment, but this Guaranty Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. As used herein the term "New Tenant" and the term "New Tenants" includes their successors and assigns with respect to the New Leases.

            5. Counterparts. This Guaranty Amendment may be executed in two or more counterparts, including via facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty Amendment to be executed and its corporate seals to be hereunto affixed and attested by its officers thereunto duly authorized.

                                    BROOKDALE LIVING COMMUNITIES, INC., a
                                    Delaware corporation

                                    By: /s/ R. Stanley Young
                                        ----------------------------------------
                                        Name: R. Stanley Young
                                        Title: Executive Vice-President, Chief
                                        Financial Officer and Treasurer

                                    VENTAS REALTY, LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By: Ventas, Inc., a Delaware corporation,
                                        its sole general partner

                                    By: /s/ T. Richard Riney
                                        --------------------------------------
                                        T. Richard Riney
                                        Executive Vice President/General Counsel

                                    VENTAS KANSAS CITY I, LLC,
                                    a Delaware limited liability company

                                    By: /s/ T. Richard Riney
                                        --------------------------------------
                                        T. Richard Riney
                                        Vice President

                                    EXHIBIT A

                         LEGAL DESCRIPTION (BELLEVILLE)

A survey of that part of the Southeast Quarter (SE 1/4) of Section 28, in Township 01 North (01N), Range 08 West (R08W) of the Third Principal Meridian, St. Clair County, State of Illinois, in the City of Belleville, more particularly described as follows:

Commencing at the Northwest corner of Lot 1 as shown on Plat of Subdivision of part of Lot 6, of said Section 28 in Township 01 North (01N), Range 08 West
(R08W), as recorded in the Recorder's Office of St. Clair County, Illinois in Book of Plats "N" on page 5; thence South 10 degrees West, a distance of 85.76 feet along the Southeasterly line of Polk Street; thence South 27 degrees 30' West, a distance of 91.0 feet, continuing along the Southeasterly line of Polk Street; thence South 40 degrees West, a distance of 25 feet continuing along the Southeasterly line of Polk Street to the point of beginning; thence South
39 degrees 39' 34" West (recorded as South 40 degrees West), a distance of 74.17 feet (recorded as 75 feet) continuing along the Southeasterly line of Polk Street; thence South 13 degrees 18' 38" West (recorded as South 27 West), a distance of 76.29 feet (recorded as 77 feet) continuing along the Southeasterly line of Polk Street to a point on the Southerly line of said Polk Street; thence South 03 degrees 17' 20" West (recorded as Southwesterly), a distance of 126.26 feet (recorded as 157 feet) to a point 50 feet East of and measured at right angles to the West line of the East 1/2 of the SE 1/4 of said Section 28;
thence South 00 degrees 00' 08" West (recorded as South 0 degrees 14' East), a distance of 219.65 feet along a line parallel with and 50 feet East of the West line of the East 1/2 of the SE 1/4 of said Section 28; thence North 88 degrees 56' 58" East (recorded as North 88 degrees 56' 58" East), a distance of 282.15 feet (recorded as 282.06 feet), to point on the West line of South Second Street; thence North 01 degrees 03 ' 02" West (recorded as North 01 degrees 03' 02" West), a distance of 222.25 feet (recorded as 222.25 feet), along said West line of South Second Street; thence Northwesterly 266.30 feet( recorded as 265.82 feet) along a 275.00 foot radius curve concave Southwesterly with a long chord bearing North 28 degrees 39' 59" West 256.02 feet, continuing along the Southwesterly line of said South Second Street; thence North 56 degrees 43' 29" West (recorded as North 56 degrees 26' 02" West), a distance of 55.38 feet (recorded as 55.32 feet), along said Southwesterly line of said South Second Street; thence South 81 degrees 42' 41" West (recorded as South 81 degrees 37' 31" West), a distance of 37.16 feet (recorded as 37.18 feet), along said Southerly line of said South Second Street to a point on the Southeasterly line of said Polk Street and the point of beginning of this description, containing
2.667 acres, more or less.

Except the coal, oil, gas and other minerals underlying said premises and the right to mine and remove same.

The above description describes the same property as described in the WARRANTY DEED from FOUR FOUNTAINS ASSOCIATES, a Illinois limited partnership to BELLEVILLE ASSOCIATES, an Illinois general partnership on February 16, 1993 and recorded on

February 18, 1993 in Book 2902, Page 1280 of the St. Clair County, Illinois, County Recorder's Office.

Legal Description as shown in Warranty Deed recorded February 18, 1993 in Book 2902, page 1280, described as follows:

Part of the SE 1/4 of Section 28 in T1N R8W of the 3rd P.M., more particularly described as follows, to-wit:

Beginning the survey thereof at the Northwest corner of Lot 1 as shown on plat of subdivision of part of Lot 6, Section 28, T1N R8W recorded in the Recorder's Office of St. Clair County, Illinois, in Book of Plats "N" on page 5; thence South 10 degrees West, a distance of 85.76 feet to a pipe; thence South
27 degrees 30' West a distance of 91.0 feet to a pipe; thence South 40 degrees West a distance of 100 feet to a pipe; thence South 27 degrees West a distance of 77 feet to a pipe; thence Southwesterly a distance of 157 feet to a pipe 50 feet East of and measured at right angles to the West line of the East 1/2 of the SE 1/4 of said Section 28; thence South 0 degrees 14' East along a line parallel with and 50 feet East of the West line of the East 1/2 of the SE 1/4 of said Section 28 to a pipe in the Northerly line of State Bond Issue Route No. 13; thence Eastwardly along the Northerly line of State Bond Issue Route No. 13, a distance of 984.9 feet to a point in the middle line of Richland Creek; thence north 30 degrees 34' West along the middle line of said Richland Creek a distance of 70 feet to a point; thence North 18 degrees 37' West along the middle line of said Richland Creek a distance of 200.9 feet to a point; thence North 19 degrees 41' West along the middle line of said Richland Creek a distance of 173.0 feet to a point; thence North 45' 38" West along the Middle Line of said Richland Creek a distance of 126.9 feet to a point; thence North
59 degrees 06' West along the Middle line of said Richland Creek a distance of
502.9 feet to a point; thence North 57 degrees 30' West along the Middle line of said Richland Creek, a distance of 144 feet to a point in the Southerly line of Cleveland Street; thence Westwardly along the Southerly line of Cleveland Street to the point of beginning.

Except that part thereof lying East of the West line of South 2nd Street or Northeast of the Southwest line of South 2nd Street, and Except further that part thereof conveyed to the City of Belleville for Street purposes, by Trustee's Deed from Paul Mueth, as Trustee dated February 2, 1973, and recorded February 16, 1977 in Book 2415, on page 1058.

Excepting further the Southerly 160 feet thereof.

Except the coal, oil, gas and other minerals underlying said premises and the right to mine and remove same.

PPN: 08-28-0-403-065

                           LEGAL DESCRIPTION (FINDLAY)

      Situated in the City of Findlay, County of Hancock and State of Ohio:

      And being part of Lot Number 6 in the Fox Run 1'st Addition (Plat Volume 11, Page 5), together with part of the Northwest Quarter (1/4) of Section 16, Township One (1) North, Range Eleven (11) East, a tract of land bounded and described as follows:

      Beginning at a concrete monument found marking the Southeast corner of Lot Number 6 in the Fox Run 1st Addition, as platted in Plat Volume 11, Page 5, of the Hancock County Plat Records;

      Thence along a Southeasterly extension of the Southwesterly right-of-way line of Fox Run Road, South 25 deg. 18' 10" East, a distance of 310.36 feet to an iron stake set;

      Thence parallel with the Southeasterly line of Lot Number 6, as platted in Fox Run 1st Addition, South 71 deg. 38' 58" West, a distance of 554.12 feet to the centerline of Rush Creek and passing an iron stake set 30.22 feet Northeast thereof;

      Thence along said centerline, North 25 deg. 18'10" West, a distance of
310.36 feet to the Southwest corner of Lot Number 6, as platted in Plat Volume 11, Page 5, of the Hancock County Plat Records, said corner being, South 71 deg. 38' 58" West, a distance of 30.22 feet from an iron stake set on the South line of said Lot Number 6;

      Thence along the West line of said Lot Number 6, North 07 deg. 10' 15" East, a distance of 99.00 feet to an iron stake set;

      Thence parallel with the South line of Lot Number 6, North 71 deg. 38' 58" East, a distance of 500.57 feet to an iron stake found on the Southwesterly right-of-way line of Fox Run Road;

      Thence along said right-of-way line, South 25 deg. 18' 10" East, a distance of 90.00 feet to the point of beginning, and containing 5.001 acres of land, more or less, of which 1.082 acres, more or less, lies in Lot Number 6 in the Fox Run 1st Addition, said tract subject however to all prior easements of records.

      ALSO DESCRIBED AS:

      Situated in the City of Findlay, County of Hancock and State of Ohio:

      And being part of Lot Number 6 in the Fox Run 1'st Addition (Plat Volume 11, Page 5), together with part of the Northwest Quarter (1/4) of Section 16, Township One (1) North, Range Eleven (11) East, a tract of land bounded and described as follows:

      Beginning at a concrete monument found marking the Southeast corner of Lot Number 6 in the Fox Run 1st Addition, as platted in Plat Volume 11, Page 5, of the Hancock County Plat Records;

      Thence along a Southeasterly extension of the Southwesterly right-of-way line of Fox Run Road, South 25 deg. 18' 10" East, a distance of 310.36 feet to an iron stake set;

      Thence parallel with the Southeasterly line of Lot Number 6, as platted in Fox Run 1st Addition, South 71 deg. 38' 58" West, a distance of 554.12 feet to the centerline of Rush Creek and passing an iron stake set 30.22 feet Northeast thereof;

      Thence along said centerline, North 25 deg. 18'10" West, a distance of
310.36 feet to the Southwest corner of Lot Number 6, as platted in Plat Volume 11, Page 5, of the Hancock County Plat Records, said corner being, South 71 deg. 38' 58" West, a distance of 30.22 feet from an iron stake set on the South line of said Lot Number 6;

      Thence along the West line of said Lot Number 6, North 07 deg. 10' 15" East, a distance of 99.00 feet to an iron stake set;

      Thence parallel with the South line of Lot Number 6, North 71 deg. 38' 58" East, a distance of 500.57 feet to an iron stake found on the Southwesterly right-of-way line of Fox Run Road;

      Thence along said right-of-way line, South 25 deg. 18' 10" East, a distance of 90.00 feet to the point of beginning, and containing 5.001 acres of land, more or less, of which 1.082 acres, more or less, lies in Lot Number 6 in the Fox Run 1st Addition, said tract subject however to all prior easements of records.

      The above described premises are more fully described as part of Lot Number 6 in the Fox Run 1st Addition, as platted in Plat Volume 11, Page 5 of the Hancock County Plat Records, and all of Lot Number 175 in Fox Run 5th Addition as platted in Plat Volume 14, Page 29, of the Hancock County Plat Records.

600 Fox Run Road
Findlay, Ohio

PPN: 570000082100 (as to Part Lot 6)

0 Fox Run Road
Findlay, Ohio

PPN: 570001001982 (AS TO LOT 175)

                         LEGAL DESCRIPTION (SPRINGFIELD)

Situated in the City of Springfield, County of Clark and State of Ohio and being all of Lot One (1) (5.356 acres) as designated and delineated on the recorded plat of North Village Square Section 3 in Plat Volume 14, Page 146, Recorder's Office, Clark County, Ohio.

                                   SCHEDULE B

        PROPERTY                         LANDLORD                       TENANT                     LEASE DOCUMENT
------------------------        ---------------------------       -------------------         -------------------------
Grand Court Adrian,             Ventas Realty, Limited            BLC Adrian-GC, LLC          Master Lease Agreement
Adrian, Michigan                Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Albuquerque,        Ventas Realty, Limited            BLC Albuquerque-GC,         Master Lease Agreement
Albuquerque, New Mexico         Partnership                       LLC                         by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Belleville,         Ventas Belleville, LLC            BLC Belleville-GC,          Lease Agreement by
Belleville, Illinois                                              LLC                         Ventas Belleville, LLC
                                                                                              and BLC Belleville-GC,
                                                                                              LLC

Grand Court Bristol,            Ventas Realty, Limited            BLC Bristol-GC, LLC         Master Lease Agreement
Bristol, Virginia               Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

        PROPERTY                         LANDLORD                       TENANT                     LEASE DOCUMENT
------------------------        ---------------------------       -------------------         -------------------------
Grand Court Dayton,             Ventas Realty, Limited            BLC Dayton-GC, LLC          Master Lease Agreement
Dayton, Ohio                    Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Findlay             Ventas Springfield/Findlay,       BLC Findlay-GC, LLC         Master Lease Agreement
Findlay, Ohio                   LLC                                                           by Ventas
                                                                                              Springfield/Findlay, LLC
                                                                                              and BLC Findlay-GC,
                                                                                              LLC and BLC
                                                                                              Springfield-GC, LLC

Grand Court Fort Myers,         Ventas Realty, Limited            BLC Fort Myers-GC,          Master Lease Agreement
Fort Myers, Florida             Partnership                       LLC                         by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

Grand Court Kansas City         Ventas Kansas City I, LLC         BLC Kansas City-GC,         Lease Agreement by
I, LLC                                                            LLC                         Ventas Kansas City I,
                                                                                              LLC and BLC Kansas
                                                                                              City-GC, LLC

Grand Court Springfield         Ventas Springfield/Findlay,       BLC Springfield-GC,         Master Lease Agreement
Springfield, Ohio               LLC                               LLC                         by Ventas
                                                                                              Springfield/Findlay, LLC
                                                                                              and BLC Findlay-GC,
                                                                                              LLC and BLC
                                                                                              Springfield-GC, LLC

Grand Court Tavares,            Ventas Realty, Limited            BLC Tavares-GC, LLC         Master Lease Agreement
Tavares, Florida                Partnership                                                   by Ventas Realty, Limited
                                                                                              Partnership and BLC
                                                                                              Adrian-GC, LLC; BLC
                                                                                              Albuquerque-GC, LLC;
                                                                                              BLC Bristol-GC, LLC;
                                                                                              BLC Dayton-GC, LLC;
                                                                                              BLC Fort Myers-GC,
                                                                                              LLC; BLC Las Vegas-
                                                                                              GC, LLC; and BLC
                                                                                              Tavares-GC, LLC

                                   SCHEDULE C

        PROPERTY                      LANDLORD                        TENANT                     LEASE DOCUMENT
------------------------     ---------------------------      ------------------------      -------------------------
Grand Court Belleville,      Ventas Belleville, LLC           BLC Belleville-GC, LLC        Lease Agreement by
Belleville, Illinois                                                                        Ventas Belleville, LLC
                                                                                            and BLC Belleville-GC,
                                                                                            LLC

Grand Court Findlay          Ventas                           BLC Findlay-GC, LLC           Master Lease Agreement
Findlay, Ohio                Springfield/Findlay, LLC                                       by Ventas
                                                                                            Springfield/Findlay, LLC
                                                                                            and BLC Findlay-GC,
                                                                                            LLC and BLC Springfield-
                                                                                            GC, LLC

Grand Court Springfield      Ventas                           BLC Springfield-GC, LLC       Master Lease Agreement
Springfield, Ohio            Springfield/Findlay, LLC                                       by Ventas
                                                                                            Springfield/Findlay, LLC
                                                                                            and BLC Findlay-GC,
                                                                                            LLC and BLC Springfield-
                                                                                            GC, LLC